SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 31, 2006
SIMMONS COMPANY
(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-124138	20-0646221
(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway, Suite 800,
Atlanta, Georgia	30328-6188
(Address of Principal Executive Offices)	(Zip Code)
(770) 512-7700

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1 RESTRICTED STOCK AGREEMENT FOR STEPHEN G. FENDRICH DATED MARCH 31, 2006
EX-10.2 RESTRICTED STOCK AGREEMENT FOR KRISTEN K. MCGUFFEY DATED MARCH 31, 2006

Item 1.01. Entry Into a Material Agreement
Pursuant to Restricted Stock Agreements (the “Stock Agreements”) dated March 31, 2006, Stephen G. Fendrich, Executive Vice President – Sales, and Kristen K. McGuffey, Senior Vice President, General Counsel & Secretary, purchased 30,000 shares and 2,120 shares, respectively, of our Class B common stock for a total offering price of $300.00 and $21.20, respectively, or $0.01 per share. Mr. Fendrich and Ms. McGuffey purchased the stock below its current fair market value as determined by our board of directors.
The difference between the current fair market value of the stock and the price paid for the stock was taxable to Mr. Fendrich and Ms. McGuffey. We paid a portion of the resulting federal and state income taxes due on behalf of Mr. Fendrich and Ms. McGuffey of $30,956 and $2,973, respectively.
The Stock Agreements are filed with this report as Exhibits 10.1 and 10.2 and their contents are incorporated by reference into this Item 1.01. The contents of that summary are incorporated into this Item 1.01 by reference.
Item 3.02. Unregistered Sales of Equity Securities.
Pursuant to Stock Agreements dated March 31, 2006, we issued 72,840 shares in the aggregate of our Class B common stock to certain members of management of Simmons Bedding Company, our indirect subsidiary, at $0.01 per share. Of the 72,840 shares issued, Mr. Fendrich and Ms. McGuffey received 30,000 shares and 2,120 shares, respectively. The material terms of Mr. Fendrich’s and Ms. McGuffey’s Stock Agreements are summarized in Item 1.01 above and the contents of that summary are incorporated by reference into this Item 3.02.
Our common stock is unregistered. The Class B common stock was awarded to our management pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, offered by section 4(2) thereof.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
10.1 Restricted Stock Agreement for Stephen G. Fendrich dated March 31, 2006.
10.2 Restricted Stock Agreement for Kristen K. McGuffey dated March 31, 2006.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

SIMMONS COMPANY

By:	/s/ William S. Creekmuir

William S. Creekmuir
Executive Vice President and Chief Financial Officer

Date:	April 6, 2006

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EXHIBIT INDEX

Exhibit
Number	Exhibit Name
10.1	Fendrich Restricted Stock Agreement dated March 31, 2006.

10.2	McGuffey Restricted Stock Agreement dated March 31, 2006.

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